                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR
                               OFFER TO EXCHANGE
                  $170,689,000 PRINCIPAL AMOUNT AT MATURITY OF
                     11.25% SENIOR DISCOUNT NOTES DUE 2012
                                      FOR
                     11.25% SENIOR DISCOUNT NOTES DUE 2012
                                       OF

                              MAAX HOLDINGS, INC.

              PURSUANT TO THE PROSPECTUS, DATED [          ], 2005

THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON [            ], 2005 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY MAAX HOLDINGS, INC. IN ITS SOLE DISCRETION. TENDERS OF ORIGINAL NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                Exchange Agent:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                         By Hand, Overnight Delivery or
                           Registered/Certified Mail

                      U.S. Bank Trust National Association
                            Corporate Trust Services
                                  EP-MN-WS-2N
                              60 Livingston Avenue
                           St. Paul, Minnesota 55107
                         Attention: Specialized Finance

                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                                 (651) 495-8158

           To Confirm Facsimile by Telephone or for Information Call:
                                 (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS (AS DEFINED HEREIN) WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES (AS DEFINED HEREIN) FOR THEIR ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the prospectus
dated [          ], 2005 (as the same may be amended or supplemented from time to time, the "Prospectus") of MAAX Holdings, Inc., a Delaware corporation ("MAAX"), which, together with this Letter of Transmittal and the instructions hereto (this "Letter of Transmittal"), constitute MAAX's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its 11.25% Senior Discount Notes due 2012 (the "Exchange Notes") for each $1,000 in principal amount at maturity of outstanding 11.25% Senior Discount Notes due 2012 (the "Original Notes" and, together with the Exchange Notes, the "Notes"), of which $170,689,000 million aggregate principal amount at maturity was outstanding on the date of the Prospectus. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, do not bear legends restricting the transfer thereof.

     MAAX reserves the right, at any time or from time to time, to extend the Exchange Offer in its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. MAAX will notify the Exchange Agent of any extension by written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Original Notes along with this Letter of Transmittal are to be physically delivered to the Exchange Agent herewith by Holders prior to the Expiration Date; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the "The Exchange
Offer -- Book-Entry Transfer" section of the Prospectus and such book-entry transfer must be received by the Exchange Agent prior to the Expiration Date; or
(iii) tender of Original Notes is to be made according to the guaranteed delivery procedures set forth in the "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in clause (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Original Notes must be effected by sending electronic instructions to DTC through DTC's communication system in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Original Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must reflect that the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Original Notes are registered on the books of MAAX or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) any participant in DTC whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

Ladies and Gentlemen:

     The undersigned hereby tenders to MAAX the aggregate principal amount at maturity of Original Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the aggregate principal amount at maturity of the Original Notes tendered herewith, the undersigned hereby sells, exchanges, assigns and transfers to, or upon the order of, MAAX all right, title and interest in and to such Original Notes that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of MAAX and as trustee under the indenture for the Original Notes and the Exchange Notes), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest) to:

          (a) deliver such Original Notes in registered certificated form, or transfer ownership of such Original Notes through book-entry transfer at DTC, to or upon the order of MAAX, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount at maturity of Exchange Notes; and

          (b) present such Original Notes for transfer on the books of MAAX and receive, for the account of MAAX, all benefits and otherwise exercise, for the account of MAAX, all right of beneficial ownership of the Original Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, sell, exchange, assign and transfer the Original Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, MAAX will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations to their sale or transfer, and not subject to any adverse claim. The undersigned also represents and warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or MAAX to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Original Notes.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by MAAX) as more particularly set forth in the Prospectus, MAAX may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned, or in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC, such nonexchanged Original Notes will be credited to an account maintained at DTC.

     The undersigned also acknowledges that this Exchange Offer is being made based upon MAAX's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties unrelated to MAAX, including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993) (the "SEC No-Action Letters"), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a Holder (other than a broker-dealer who acquires such Exchange Notes directly from MAAX for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such Holder that is an "affiliate" of MAAX within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement with any person to participate in the distribution of such Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in the SEC No-Action Letters.

     By tendering, the undersigned represents and warrants to MAAX that (i) any Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such undersigned, (ii) neither the undersigned Holder of Original Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and no such person will have any such arrangement or understanding at the time of consummation of the Exchange Offer and (iii) neither the Holder nor any such other person is an "affiliate" of MAAX within the meaning of Rule 405 under the Securities Act, or, if such Holder or such other person is an "affiliate," it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned agrees to all of the terms of the Exchange Offer as described in the Prospectus and herein.

     If the undersigned is not a broker-dealer, it hereby represents and warrants to MAAX that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; provided, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. MAAX has agreed to use all commercially reasonable efforts to keep the registration statement of which the Prospectus forms a part effective for a period beginning when Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed and such time as broker-dealers are no longer required to comply with the prospectus delivery requirements in connection with offers and sales of Exchange Notes.

     The undersigned acknowledges that if the undersigned is tendering Original Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the SEC No-Action Letters and in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes and such secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act and (ii) failure to comply with such requirements could result in the undersigned incurring liability under the Securities Act.

     For purposes of the Exchange Offer, MAAX shall be deemed to have accepted validly tendered Original Notes when, as and if MAAX has given oral or written notice thereof to the Exchange Agent. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Original Notes are submitted for a greater principal amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Original Notes will be returned without expense to the tendering Holder thereof or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC, such non-exchanged Original Notes will be credited to an account maintained with DTC promptly after the expiration or termination of the Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, executors, administrators, trustees in bankruptcy, legal representatives, personal representatives, successors and assigns.

     The undersigned understands that tenders of Original Notes not withdrawn before the Expiration Date pursuant to the instructions hereto will constitute an agreement between the undersigned and MAAX upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue Exchange Notes in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said Exchange Notes to, the person(s) so indicated. The undersigned recognizes that MAAX has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if MAAX does not accept for exchange any of the Original Notes so tendered.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the accompanying Notice of Guaranteed Delivery (the "Notice of Guaranteed Delivery") may be directed to the Exchange Agent. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH ORIGINAL NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

     List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers, if any, and principal amounts at maturity should be listed on a separate signed schedule affixed to this Letter of Transmittal. Tenders of Original Notes will be accepted only in authorized denominations of $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------
                                 DESCRIPTION OF ORIGINAL NOTES
--------------------------------------------------------------------------------
                                            CERTIFICATE
                                             NUMBER(S)*          AGGREGATE PRINCIPAL AMOUNT AT
NAME(S) AND ADDRESS(ES) OF HOLDER(S)    (ATTACH SIGNED LIST     MATURITY TENDERED (IF LESS THAN
     (PLEASE FILL IN, IF BLANK)            IF NECESSARY)                    ALL)**
-----------------------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT AT MATURITY OF ORIGINAL NOTES TENDERED
-----------------------------------------------------------------------------------------------
 * Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all Original Notes listed. See Instruction 2.
-----------------------------------------------------------------------------------------------

                           USE OF BOOK ENTRY TRANSFER
--------------------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
     FOLLOWING:

     Name of Tendering
Institution: -------------------------------------------------------------------
     DTC Book-Entry Account
No.: ---------------------------------------------------------------------------
     Transaction Code
No.: ---------------------------------------------------------------------------

                           USE OF GUARANTEED DELIVERY
               --------------------------------------------------

      Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available but are not lost, or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender of such Original Notes according to the guaranteed delivery procedures set forth in the Prospectus and in the instructions to this Letter of Transmittal and must also complete the Notice of Guaranteed Delivery.

 [ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Original
      Notes: --------------------------------------------------
     Window Ticket No. (if
      any): --------------------------------------------------
     Date of Execution of Notice of Guaranteed
      Delivery: --------------------------------------------------

     --------------------------------------------------------------------------
     Name of Eligible Institution that Guaranteed
      Delivery: --------------------------------------------------
     DTC Book-Entry Account
      No.: --------------------------------------------------
     If Delivered by Book-Entry Transfer, Name of Tendering
      Institution: --------------------------------------------------
     Transaction Code No.: --------------------------------------------------
                       BROKER-DEALER COPIES OF PROSPECTUS
               --------------------------------------------------

 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name: --------------------------------------------------
     Address: --------------------------------------------------
     Aggregate Principal Amount at Maturity of Original Notes so
     held: --------------------------------------------------
                             FOR USE BY AFFILIATES
               --------------------------------------------------

 [ ] CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU ARE TENDERING
     ORIGINAL NOTES IS AN AFFILIATE OF MAAX.
     Name: --------------------------------------------------
     Address: --------------------------------------------------
     Aggregate Principal Amount at Maturity of Original Notes so held: --------------------------------------------------

                                PLEASE SIGN HERE

     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES REGARDLESS OF WHETHER ORIGINAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)
     This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to MAAX of such person's authority to so act. See Instruction 3 herein.
     If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.


                             X                                Date: ------------------------------
------------------------------------------------------------

                             X                                Date: ------------------------------
------------------------------------------------------------

(SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Tax Identification or Social Security No(s).:
----------------------------------------
----------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date: ------------------------------, 2005

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or if Original Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issue Exchange Notes and/or Original Notes in the name of:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                                                        ZIP CODE

--------------------------------------------------------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE SUBSTITUTE FORM W-9
                                    HEREIN)

  Credit exchanged Original Notes delivered by book-entry transfer to the DTC account set forth below:
--------------------------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)
Name of Account Party:
--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal.

  Mail Exchange Notes and/or Original Notes to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
--------------------------------------------------------------------------------
                                                                        ZIP CODE

--------------------------------------------------------------------------------
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE SUBSTITUTE FORM W-9
                                    HEREIN)

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

     PAYER'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION, AS EXCHANGE AGENT

--------------------------------------------------------------------------------------------------------------------------
  Name
--------------------------------------------------------------------------------------------------------------------------
 Business name, if different from above
--------------------------------------------------------------------------------------------------------------------------

  Check appropriate box:    [ ] Individual/        [ ] Corporation    [
] Partnership    [ ] Other c__________________                                         [ ] Exempt from backup
               Sole Proprietor                                                             withholding
--------------------------------------------------------------------------------------------------------------------------
 Address (number, street, and apt. or suite no.)
--------------------------------------------------------------------------------------------------------------------------
 City, State, and Zip Code
--------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9                      BOX AT RIGHT AND CERTIFY BY SIGNING
                               AND DATING BELOW                         Social Security Number
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                                               ------------------          ------------------
                                                                        OR
                                                                        Employer Identification Number
                                                                        ------------------
                             ---------------------------------------------------------------------------------------------
                               PART 2--Certification--Under Penalties of Perjury, I
                             certify that:
 PAYER'S REQUEST FOR           (1) The number shown on this form is my correct         PART 3--Awaiting TIN [ ]
 TAXPAYER IDENTIFICATION     Taxpayer Identification Number (or I am waiting for a
 NUMBER (TIN)                      number to be issued to me) and
                               (2) I am not subject to backup withholding because:
                             (a) I am exempt from backup withholding, (b) I have not
                                   been notified by the Internal Revenue Service
                                   ("IRS") that I am subject to backup withholding
                                   as a result of failure to report all interest or
                                   dividends or (c) the IRS has notified me that I
                                   am no longer subject to backup withholding and
                               (3) I am a U.S. person (including a U.S. resident
                             alien).
                             ---------------------------------------------------------------------------------------------
                              Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the
                              IRS stating that you are no longer subject to backup withholding, do not cross out item
                              (2).
                              SIGNATURE ------------------------------------                    DATE
                             -------------------
--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, CURRENTLY AT THE RATE OF 28%, WITH RESPECT TO ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    A Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, all reportable payments made to me thereafter will be subject to withholding, currently at the rate of 28%, until I provide a number.

Signature                                                       Date ----------------------
------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered Original Notes (or a timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at DTC of all Original Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 11:59 P.M., New York City time, on the Expiration Date. Original notes may only be tendered in a principal amount at maturity of $1,000 and any integral multiple thereof.

     THE METHOD OF DELIVERY OF THE TENDERED ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT ARE AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO MAAX.

     Holders who wish to tender their Original Notes and whose Original Notes are not immediately available, or who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus and the instructions to this Letter of Transmittal below. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution (as defined below) and the Holder must sign a Notice of Guaranteed Delivery; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such tendered Original Notes and the principal amount at maturity of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of the Notice of Guaranteed Delivery, this Letter of Transmittal together with the certificate(s) representing the Original Notes (or timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date. Any Holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal prior to 11:59 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by MAAX in its sole discretion, which determination will be final and binding. MAAX reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes MAAX's acceptance of which would, in the opinion of counsel for MAAX, be unlawful. MAAX also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes, but if MAAX waives any condition of the Exchange Offer, it will waive that condition for all Holders. MAAX's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as MAAX shall determine. Neither MAAX, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date unless the Exchange Offer is extended.

     2. PARTIAL TENDERS; WITHDRAWAL RIGHTS. Tenders of Original Notes will be accepted only in the principal amount at maturity of $1,000 and integral multiples thereof. If less than all Original Notes evidenced by a submitted certificate are tendered, the tendering Holder should fill in the aggregate principal amount at maturity of Original Notes tendered in the third column of the box entitled "Description of Original Notes." All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Holders may withdraw tenders of Original Notes at any time prior to 11:59 P.M., New York City time, on the Expiration Date. For the withdrawal to be effective, the Exchange Agent must receive a written notice of withdrawal at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Original Notes to be withdrawn; (ii) identify the Original Notes to be withdrawn, including the certificate number or numbers and principal amount at maturity of such withdrawn Original Notes; (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered or as otherwise set forth in Instruction 3, including any required signature guarantees, or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by MAAX in MAAX's sole discretion, duly executed by the registered Holder, with the signature thereon guaranteed by an Eligible Institution together with the other documents required upon transfer by the indenture governing the Notes; and (iv) specify the name in which such Original Notes are to be registered, if different from the person who deposited the Original Notes pursuant to such documents of transfer.

     MAAX will determine all questions as to the validity, form and eligibility, including time of receipt, of such withdrawal notices in its sole discretion. The Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are withdrawn will be returned to their Holder without cost to such Holder promptly after withdrawal. Properly withdrawn Original Notes may be retendered by following one of the procedures described in "The Exchange Offer -- Procedures for Tendering Original Notes" of the Prospectus at any time on or prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Original Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of Original Notes listed herein, such Original Notes must be endorsed or accompanied by properly completed bond powers signed by the registered Holder exactly as the name(s) of the registered Holder or Holders appears on the Original Notes with the signatures on the Original Notes or the bond powers guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by MAAX, evidence satisfactory to MAAX of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the

New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), unless the Original Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Original Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (ii) for the account of an Eligible Institution. If signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, the guarantee must be by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for any principal amount at maturity not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. A Holder of Original Notes tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Original Notes," as the case may be.

     5. TAXPAYER IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering Holder whose Original Notes are accepted for exchange must provide MAAX with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which, in the case of a tendering Holder who is an individual, is his or her social security number. If MAAX is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may be subject to backup withholding, currently at the rate of 28% (subject to future adjustment), with respect to all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 included herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give MAAX a completed Form W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking such box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to MAAX within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to MAAX.

     6. TRANSFER TAXES. MAAX will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered Holder or any other person, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. WAIVER OF CONDITIONS. MAAX reserves the absolute right to amend, waive or modify, in whole or in part, any or all of the conditions to the Exchange Offer set forth in the Prospectus.

     8. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions. The Holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Original Notes have been replaced.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth herein.

     10. DETERMINATION OF VALIDITY. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by MAAX in its sole discretion, which determination will be final and binding. MAAX reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes MAAX's acceptance of which would, in the opinion of counsel for MAAX, be unlawful. MAAX also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes, but if MAAX waives any condition of the Exchange Offer, it will waive that condition for all Holders. MAAX's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as MAAX shall determine. Neither MAAX, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date unless the Exchange Offer is extended.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     12. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount at maturity of Original Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     IMPORTANT: TO TENDER IN THE EXCHANGE OFFER, A HOLDER MUST COMPLETE, SIGN AND DATE THIS LETTER OF TRANSMITTAL OR A COPY HEREOF (TOGETHER WITH CERTIFICATES FOR ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS) AND HAVE THE SIGNATURES HEREON GUARANTEED IF REQUIRED BY THIS LETTER OF TRANSMITTAL, OR DELIVER A NOTICE OF GUARANTEED DELIVERY, TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                Exchange Agent:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                         By Hand, Overnight Delivery or
                           Registered/Certified Mail
                      U.S. Bank Trust National Association
                            Corporate Trust Services
                                  EP-MN-WS-2N
                              60 Livingston Avenue
                           St. Paul, Minnesota 55107
                         Attention: Specialized Finance

                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                                 (651) 495-8158

           To Confirm Facsimile by Telephone or for Information Call:
                                 (800) 934-6802